                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-51492               91-1951171
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 2, 2006, Synova Healthcare, Inc. ("Synova"), a wholly owned subsidiary of Synova Healthcare Group, Inc. (the "Company"), entered into a distribution agreement with Ovulation Tester, LLC ("OT"), a company that develops ovulation testing products. The distribution agreement grants to Synova the exclusive right to distribute in North America and Canada certain ovulation testing products developed by OT. The distribution agreement also grants Synova a right of first offer and a right of first refusal as to all future products or components intended to be used with the products to be distributed by Synova.

         The initial term of the distribution agreement, unless earlier terminated in accordance with the terms of the distribution agreement, is three years after the date of the distribution agreement. The distribution agreement will automatically renew thereafter for three renewal terms of two years unless either party gives written notice of termination no later than 180 days prior to expiration of the then-current term.

         Under the terms of the distribution agreement, commencing with the seventh month of the term of the distribution agreement, OT is required to supply Synova with the requested amount of products, and Synova is required to order certain minimum quantities of the products during the initial term of the distribution agreement. Synova's failure to meet such minimum order requirements will give OT the right, at its option, to either render the distribution agreement non-exclusive or to terminate the distribution agreement altogether prior to the end of a term.

         A copy of the press release announcing the execution of the distribution agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.


         The following exhibit is filed herewith:


         Exhibit No.   Description
         -----------   -----------

            99.1       Press Release of the Company dated August 2, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SYNOVA HEALTHCARE GROUP, INC.



Date:  August 3, 2006         By:      /s/ Stephen E. King
                                  ----------------------------------------
                                     Name:  Stephen E. King
                                     Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------


99.1                       Press Release of the Company dated August 2, 2006.